SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



                                  March 7, 2003
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                Date of Report (Date of earliest event reported)


                              GENDER SCIENCES, INC.
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             (Exact name of Registrant as specified in its charter)

        New Jersey                   0-18349                   22-2380325
     ----------------         ----------------------          -------------
     (State of other          Commission File Number          (IRS Employer
jurisdiction of incorporation)                            Identification Number)

               10 West Forest Avenue, Englewood, New Jersey 07631
              -----------------------------------------------------
              (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (201) 569-1188

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Item 5   Other Events

         On March 7, 2003, Gender Sciences Inc, announced the appointment of Francis A. Newman, 54, as Chief Executive Officer, effective immediately. He replaces Arnold Gans, company founder, who remains as President. Newman has been a director and consultant to the company since November 2002. He has had a 30-year career in pharmacy retailing, including having served as President and CEO of F&M Distributors, Inc., a drug store chain; Chairman President and CEO of Eckerd Corporation, one of the largest drug store chains in the country; and President and CEO of more.com, an internet pharmacy and health care retailer. Newman is an honorary director and past Chairman of the National Association of Chain drug stores and a member of the University of Michigan School of Pharmacy Board of Advisors. He is also a director of Jabil Circuit, Inc. (NYSE), JoAnn Stores, Inc. (NYSE) and Medical Technology, Inc. (ASE).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

             99.1    Press release dated March 7, 2003.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GENDER SCIENCES, INC.


Date:  March 7, 2003                    By: /s/  EUGENE TERRY
                                            -------------------------
                                            Eugene Terry, Chairman

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